                                                                    EXHIBIT 10.2

NOTE AND SECURITY AGREEMENT                                               R2

                                                     [MELLON BANK]
FOR REVOLVING LINE OF CREDIT
PENNSYLVANIA

$700,000.00                                          March 16, 1998

For value received, Undersigned promises to pay to Mellon Bank, N.A. ("Bank") or its order at Pittsburgh, Pennsylvania, the sum of Seven Hundred Thousand Dollars ($700,000.00), or such lesser or greater principal amount as may be outstanding from time to time under the revolving line of credit described herein (as amended, extended and supplemented from time to time, the "Line of Credit"), extended by Bank to Undersigned, with interest on the outstanding balance from the date of this Note and Security Agreement ("Note") at the rate(s) ("Contractual Rate(s)") specified herein. This Note is a/the Note referred to in the Loan Agreement dated March 16, 1998, between Undersigned and Bank.

Undersigned has requested Bank to make loans (the "Loans") to Undersigned from time to time during the period set forth below (the "Commitment Period") in an aggregate principal amount outstanding at any one time not to exceed Bank's commitment set forth below (the "Commitment Amount") and, subject to the terms and conditions set forth herein and in the other Credit Documents (hereinafter defined) and, relying upon the representations and warranties herein and therein set forth, Bank is willing to make such Loans.

COMMITMENT PERIOD:
From the date hereof to but not including March 1, 1999 (the "Termination
Date").

BANK MAY EXTEND THE COMMITMENT PERIOD FROM TIME TO TIME BY ISSUING TO UNDERSIGNED A "NOTICE OF RENEWAL" IN WRITING, CITING THIS NOTE AND EXTENDING THE TERMINATION DATE TO SUCH DATE AS BANK MAY SPECIFY.

COMMITMENT AMOUNT
The lesser of (a) $700,000.00, or (b) the sum of (i) 75% of Eligible Accounts and (ii) 70% of Eligible Inventory (both as hereinafter defined). PROVIDED, HOWEVER, THAT (b)(ii) ABOVE SHALL IN NO EVENT EXCEED $250,000.00.

Within the limits of time and amount set forth above and subject to the terms and conditions set forth herein and in the other Credit Documents, Undersigned may borrow, repay and reborrow hereunder.

LOANS ABOVE COMMITMENT AMOUNT:
Notwithstanding any other provision of this Note or of any other Credit Document, if Bank determines that the principal balance of the Loans hereunder shall at any time exceed the Commitment Amount, Undersigned shall pay such excess to Bank on Bank's demand. If Bank allows Loans above the Commitment Amount, all the terms and conditions set forth herein and in the other Credit Documents will apply to such Loans.

The obligations of Undersigned to repay the Loans, to pay interest thereon and to pay fees with respect to the Commitment Amount shall be evidenced by this Note, which together with any Loan Agreement, including any Supplement thereto, and any security agreements, instruments and other documents executed in connection herewith are sometimes referred to herein as the "Credit Documents."

Principal of the aggregate of all Loans shall be repaid on the Termination Date. Interest on the aggregate of all Loans shall be paid on the first day of each month commencing the calendar month after the first Loan is made, and shall be calculated at a rate per annum which is 1.0% plus the Prime Rate, such rate to change from time to time as of the effective date of each announced change in such Prime Rate. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. (Prime Rate" shall mean the interest rate per annum announced from time to time by Bank as its Prime Rate. The Prime Rate may be greater or less than other interest rates charged by Bank to other borrowers and is not solely based or dependent upon the interest rate which Bank may charge any particular borrower or class of borrowers.)

After maturity, whether by acceleration or otherwise, or if Bank so elects after the occurrence of any Event of Default, interest shall accrue at a rate 2 percent per annum plus the Contractual Rate(s) specified until all matured sums due hereunder are paid, or until any Event of Default invoked by Bank has been cured prior to maturity. If Undersigned fails to make a scheduled payment within 15 days of its due date, or fails to satisfy a demand for payment within 15 days of demand, Undersigned will pay a late charge (not less than $25.00) equal to 3% of the unpaid portion of such payment. Interest shall continue to accrue after the entry of judgment by confession or otherwise at the Contractual Rate(s) until all sums due hereunder and/or under the judgment are paid, unless the Contractual Rate(s) is (are) altered by subsequent maturity.

FACILITY FEE: Undersigned agrees to pay to Bank, as consideration for the Line of Credit, a facility fee of $500.00, payable on the date hereof.




                                                                               1
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1.   SECURITY INTEREST.  Undersigned hereby grants to Bank a security interest in the following property now owned or hereafter acquired by Undersigned: (a) all equipment, wherever located, including machinery, motor vehicles, furniture and fixtures; (b) all inventory (whether held for sale or lease or to be furnished under contracts of service), raw materials, work in process, and materials used or consumed in the conduct of Undersigned's business, and all books, records, invoices and other documents which describe or evidence the same; (c) all accounts, contract rights, general intangibles, choses in action, instruments, chattel paper, documents (including all documents of title and warehouse receipts) and all rights to the payment of money, however evidenced or arising; and (d) in addition to the foregoing, Undersigned (1) grants to Bank a security interest in all accessions, parts, accessories, attachments and appurtenances in any way used with, attached or related to, or installed in, any equipment or inventory constituting "Collateral" hereunder; (2) grants to Bank a security interest in all substitutions for, renewals of, improvements, replacements and additions to, and the products and proceeds (cash and non cash) of all property constituting "Collateral" hereunder and any insurance policies relating thereto; (3) grants to Bank a security interest in, lien upon, and right of setoff against, all deposit accounts, credits, securities, moneys or other property of Undersigned which may at any time be in the possession of, delivered to, or owed by Bank, including any proceeds or returned or unearned premiums of insurance, and the proceeds (cash and non-cash) of all the foregoing property; and (4) assigns to Bank all moneys which may become payable on any policy of insurance required to be maintained under this Note, including any returned or unearned premiums.

All such property subject to Bank's security interests described in this Section 1 is referred to herein collectively as the "Collateral." With respect to
Section 5 hereunder, the term "Collateral" shall not include the property described in subsections (d)(3) and (d)(4) of this Section 1. All security interests in Collateral shall be deemed to arise and be perfected under and governed by the Uniform Commercial Code, except to the extent that such law does not apply to certain types of transactions or Collateral, in which case applicable law shall govern.

2. OBLIGATIONS SECURED. The Collateral shall secure the following obligations ("Obligations") of Undersigned to Bank: (a) all amounts at anytime owing or payable under this Note; (b) all costs and expenses incurred by Bank in the collection or enforcement of this Note or the protection of the Collateral; (c) all future advances made by Bank for taxes, levies, insurance, and repairs to or maintenance of the Collateral; and (d) any other indebtedness, liability or obligation of Undersigned to Bank, past, present, or future, direct or indirect, absolute or contingent, individual, joint or several, now due or to become due, whether as drawer, maker, endorser, surety or otherwise.

3. CONDITIONS. The obligation of Bank to make any Loan hereunder is subject to the performance by Undersigned of its obligations to be performed hereunder and under the other Credit Documents on or before the date of such Loan and to the satisfaction of the following further conditions: (a) The representations and warranties contained herein and in the other Credit Documents shall be true on and as of the date of each Loan hereunder with the same effect as though made on and as of each such date; on each such date no "Event of Default" shall have occurred and be continuing or exist or shall occur or exist after giving effect to the Loan to be made on such date; and any request for borrowing under Section 3(b) below shall constitute a certification by Undersigned to both such effects.
(b) Undersigned shall have provided Bank with written notice (or telephonic notice confirmed in writing) of the proposed Loan specifying the principal amount thereof and the proposed date thereof, which notice shall be received by Bank at its designated office no later than 1:00 p.m., local time at the place where the proposed Loan is to be payable, on the date (which shall be a day on which Bank is opened for business) of such proposed Loan. Such proposed Loan shall be in an amount no less than $10,000.00. Such notice shall contain a certification as to the amounts of the then current Eligible Accounts and Eligible Inventory. In the event Bank receives telephonic notice, Bank may act in reliance upon such telephonic notice, provided Bank has acted in good faith.
(c) The conditions, if any, specified herein or in any Credit Document shall have been met to the satisfaction of Bank. (d) All legal details and proceedings in connection with the transactions contemplated by this Note shall be satisfactory to Bank and Bank shall have received all such counterpart originals or certified or other copies of such documents and records of proceedings in connection with such transactions, in form and substance satisfactory to Bank, as Bank may from time to time request.

4. REPRESENTATIONS. Undersigned hereby makes the following representations and warranties which shall be true and correct on the date of this Note and shall continue to be true and correct at the time of the creation of any Obligation accrued hereby and until the Obligations secured hereby shall have been paid in full: (a) Undersigned's residence and/or Chief Executive Office, as the case may be, is as stated below or as otherwise stated in a subsequent written notice delivered to Bank pursuant to the terms hereof; (b) Undersigned has good and marketable title to the Collateral subject to no security interest, lien or encumbrance, except as indicated to the contrary to Bank in writing prior to the execution of this Note; (c) Undersigned has all Environmental Permits (as hereinafter defined) necessary for the conduct of its business; and
(d) Undersigned is not subject to any contingent liability on account of any Environmental Law.

5. COVENANTS. Undersigned covenants and agrees that until the Obligations secured hereunder



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have been paid in full.  Undersigned shall:  (a) use the proceeds of the Loans evidenced hereby only for the purpose(s) specified to the Bank at or prior to the execution hereof; (b) not permit use of the Collateral for any illegal purposes; (c) promptly notify Bank in writing of any change in its or their Chief Executive Office; (d) not permit removal of any of the Collateral from county to county or state to state unless Bank has given written consent in advance; (e) maintain at all times good and marketable title to all Collateral, free and clear of any security interest, lien or encumbrance (except as to which Bank may grant its prior written consent pursuant to section 5(f) below), and defend such title against the claims and demands of all persons; (f) not
(1) affix the Collateral or permit the Collateral to be affixed to real estate or to any other goods, (2) lease, mortgage, pledge or encumber the Collateral,
(3) permit the Collateral's identity to be lost, (4) permit the Collateral to be levied upon or attached under any legal process, (5) permit or cause any security interest or lien to arise with respect to the Collateral (other than those created in this Note), or (6) except Collateral customarily sold by Undersigned in the ordinary course of business and so sold in such manner for full value, sell, consign, part with possession of, or otherwise dispose of the Collateral or any rights therein, except as Bank may grant its prior specific written consent with respect to acts or events specified in subsections (1),
(2), (5) or (6) hereof; (g) maintain the Collateral in good condition and repair, excepting only reasonable wear and tear; pay and discharge all taxes and other levies on the Collateral, as well as the costs of repair and maintenance thereof; and furnish to Bank upon request documentary proof of payment of such taxes, levies and costs; (h) provide additional collateral at such times and having such value as Bank may request, if Bank shall have reasonable grounds for believing that the value of the Collateral has become insufficient to secure all Obligations evidenced or secured by this Note; (i) purchase and maintain policies of insurance (including flood insurance) to protect the Collateral or other property against such risks and casualties, and in such amounts, as shall be required by Bank and/or applicable law, which policies shall (1) be in form and substance satisfactory to Bank, (2) designate Bank as lender loss payee and, at Bank's option, as additional insured, and (3) be (or certificates evidencing same shall be) deposited with Bank; (j) provide, upon request, financial or other information, documentation or certifications to Bank (including balance sheets and income statements), all in form and content satisfactory to Bank; (k) execute, upon demand by Bank, any financing statements or other documents which Bank may deem necessary to perfect or maintain perfection of the security interest(s) created in this Note and pay all costs and fees pertaining to the filing of any financing, continuation or termination statements with regard to such security interests; (l) procure, and cause a statement of Bank's security interest to be noted on, any certificate of title issued or required by law to be issued with respect to any motor vehicle constituting part of the Collateral, and cause any such certificate to be delivered to Bank within 10 days from the later of the date of this Note or the date of the issuance of such certificate; (m) pay, upon demand, all amounts incurred by Bank in connection with any action or proceeding taken or commenced by Bank to enforce or collect this Note or protect, insure or realize upon the Collateral, including attorney's fees actually incurred by Bank and attorney's costs and all costs of legal proceedings; (n) immediately notify Bank if any of Undersigned's accounts arise out of contracts with the United States or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act; and (o) not violate any Environmental Law (as hereinafter defined).

6. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" hereunder: (a) default in payment or performance of any of the Obligations evidenced or secured by this by this Note or any other evidence of liability of Undersigned to Bank; (b) the breach by any Obligor (defined as Undersigned and each surety or guarantor of any of Undersigned's liabilities to Bank, as well as any person or entity granting Bank a security interest in property to secure the Obligations evidenced hereby) of any covenant contained in the Loan Agreement, this Note, or in any separate security, guaranty or suretyship agreement between Bank and any Obligor or in any other Credit Document, the occurrence of any default hereunder or under the terms of any such agreement, or the discovery by Bank of any false or misleading representation made by an Obligor herein or in any such agreement or in any other information submitted to Bank by any Obligor; (c) with respect to any
Obligor: (1) death or incapacity of any individual or general partner; or (2) dissolution of any partnership or corporation; (d) any assignment for the benefit of creditors by any Obligor; (e) insolvency of any Obligor; (f) the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy, insolvency, reorganization, receivership or dissolution, including the Bankruptcy Reform Act of 1978, as amended, by or against any Obligor; (g) default under the terms any lease of or mortgage on the premises where any Collateral is located; (h) garnishment, attachment or taking by governmental authority of any Collateral or other property of the Undersigned which is in the Bank's possession; (i) a determination by Bank, which determination shall be conclusive if made in good faith, that a material adverse change has occurred in the financial or business condition of Undersigned; (j) the maturity of any life insurance policy held as collateral for this Note by reason of the death of the insured or otherwise; (k) the revocation, termination, cancellation, denial of liability, or the attempt of any of the foregoing by any Obligor of any obligation of liability whatsoever of the Obligor to the Bank, including without limitation any security, guarantee or suretyship agreement; or (l) default by Undersigned in the


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payment of any indebtedness of Undersigned or in the performance of any of
Undersigned's obligations (other than indebtedness or obligations evidenced by this Note or any other evidence of liability of Undersigned to Bank) and such default shall continue for more than any applicable grace period.

7. ACCELERATION: REMEDIES. Upon the occurrence of any Event of Default: (a) Bank's obligation to make Loans under the Line of Credit shall terminate; (b) all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become, at the option of Bank, immediately due and payable, without any demand or notice whatsoever; (c) Undersigned shall, upon demand by Bank, assemble the Collateral and promptly make it available to Bank at any place designated by Bank which is reasonably convenient to both parties;
(d) Bank may immediately and without demand exercise any of its rights and remedies granted herein, under applicable law, or which it may otherwise have, against the Undersigned, the Collateral, or otherwise; and (e) Bank may, without notice or process of any sort, peaceably enter any premises where any vehicle constituting a part of the Collateral is located and take possession, retain and dispose of such vehicle and all property located in or upon it.
Bank shall have no obligation to return any property not constituting Collateral found in any such vehicle unless Bank actually receives Undersigned's written request therefor specifically describing such property within 72 hours after repossession thereof. Notwithstanding any provision to the contrary contained herein, upon the occurrence of an Event of Default as described in Section (6)(f) hereof, all amounts due under this Note shall become immediately due and payable, without any demand, notice, or further action by Bank whatsoever, and an action therefor shall immediately accrue.

8. BANK'S RIGHTS. Undersigned hereby authorizes Bank, and Bank shall have the continuing right, at its sole option and discretion, to: (a) do anything which Undersigned is required but fails to do hereunder, and in particular Bank may, if Undersigned fails to do so, (1) insure or take any reasonable steps to protect the Collateral, (2) pay all taxes, levies, expenses and costs arising with respect to the Collateral, or (3) pay any premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 8(a) to the principal amount of the indebtedness secured by this Note; (b) direct any insurer to make payment of any insurance proceeds, including any returned or unearned premiums, directly to Bank, and apply such moneys to any Obligations or other amounts evidenced or secured hereby in such order or fashion as Bank may elect; (c) inspect the Collateral at any reasonable time; (d) pay any amounts Bank elects to pay or advance hereunder on account of insurance, taxes, or other costs, fees or charges arising in connection with the Collateral, either directly to the payee of such cost, fee or charge, directly to Undersigned, or to such payee(s) and Undersigned jointly; and (e) pay the proceeds of the Loans evidenced by this Note to any or all of the Undersigned individually or jointly, or to such other persons as any of the Undersigned may direct.

9. MISCELLANEOUS PROVISIONS. (a) Bank shall be entitled to exercise any right notwithstanding any prior exercise, failure to exercise or delay in exercising any such right. (b) Bank shall retain any security interest previously granted to secure repayment of the indebtedness evidenced hereby.
(c) If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it. The descriptive headings of this Note are for convenience only and shall not in any way affect the meaning or construction of any provision hereof. (d) The rights and privileges of Bank contained in this Note shall inure to the benefit of its successors and assigns, and the duties of Undersigned shall bind all successors and assigns. (e) This note shall in all respects be governed by the laws of Pennsylvania (except to the extent that federal law governs), and all references to the Uniform Commercial Code shall be deemed to refer to the Uniform Commercial Code as enacted in such state. (f) Undersigned hereby irrevocably appoints Bank and each holder hereof as Undersigned's attorney-in-fact to: (1) endorse Undersigned's name to any draft or check which may be payable to Undersigned in order to collect the proceeds of any insurance or any returned or unearned premiums in respect of any policies of insurance required to be maintained hereunder; and (2) take any action Bank deems necessary to perfect any security interest granted to Bank herein, including executing any document on Undersigned's behalf. (g) Undersigned shall bear the risk of loss of, damage to, or destruction of the Collateral, and Undersigned hereby releases Bank from all claims for loss or damage to the Collateral caused by any act or omission on the part of Bank, except for willful misconduct. (h) Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

10. DEFINITIONS. As used herein: (a) "account", "chattel paper", "contract right", "document", "instrument", and "inventory" have the same respective meanings given to those terms in the Uniform Commercial Code; "general intangibles" has the meaning given to that term in the Uniform Commercial Code, including without limitation, customer lists, books and records (including without limitation, all correspondence, files, tapes, cards, book entries, computer runs, computer programs and other papers and documents, whether in the possession or control of Undersigned or any computer service bureau), rights in franchises and sales contracts, patents, copyrights, trademarks, logos, goodwill, trade names, label designs, royalties, brand names, plans, blueprints, inventions, patterns, trade secrets, licenses, jigs, dies, molds, and formulas; (b) "Chief Executive Office" means the place from which the main part of the business operations of an entity is managed; (c) "Eligible Accounts" shall be defined as trade accounts



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
receivable created or acquired by Undersigned in the ordinary course of business, aged no more than 90 days from the date of invoice, which are and at all times continue to be acceptable to Bank and in which Bank has a Prior Security interest at all times. Standards of acceptability shall be fixed and may be revised from time to time solely by Bank in its exclusive judgment. (d) "Eligible Inventory" shall be defined as Undersigned's inventory, excluding work in process, of saleable raw materials and finished goods manufactured or acquired by Undersigned in the ordinary course of business, in its sole possession or control, stored in a location or locations and in a manner acceptable to Bank, valued at the lower of cost or market value, which inventory is and at all times continues to be acceptable to Bank and in which Bank has a Prior Security Interest at all times. Standards of acceptability shall be fixed and may be revised from time to time solely by Bank in its exclusive judgment. (e) "Environmental Law" means any federal, state or local environmental law, statute, regulation, rule, ordinance, court or administrative order or decree, or private agreement or interpretation, now or hereafter in existence, relating to the use, handling, collection, storage, treatment, disposal or otherwise of Hazardous Substances, or in any way relating to pollution or protection of the environment, including but not limited to: the Clean Air Act, 42 U.S.C. 7401 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. 1801 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. 138 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 et seq.; the Toxic Substances Control Act, 10 U.S.C. 2601 et seq.; all as amended. (f) "Environmental Permits" mean any federal, state or local permit, license or authorization issued under or in connection with any Environmental Law. (g) "Hazardous Substances" means petroleum and petroleum products, radioactive materials, asbestos or any materials or substances defined as or included in the definition of "hazardous wastes," "hazardous substances," "hazardous materials," "toxic substances," "hazardous air pollutants," and "toxic pollutants," as those terms are used in any Environmental Law. (h) "Prior Security Interest" shall be defined as an enforceable, perfected security interest (under the Uniform Commercial Code), which interest is senior and prior to all liens (including without limitation all security interests, pledges, bailments, leases, mortgages, conditional sales and title retention agreements, charges, claims, encumbrances, judgments, levies and all other types of liens whatsoever).

Capitalized terms not defined in this Note shall have the meanings set forth in the Loan Agreement.

11. Confession of Judgment. Upon the occurrence of any Event of Default, Undersigned hereby empowers any attorney of any court of record or the clerk of any state or federal court of record in the United States of America to appear for Undersigned and to confess judgment as often as necessary against Undersigned in favor of the holder hereof, as of any term, for the above sum plus interest due under the terms hereof, together with costs of legal proceedings which are actually incurred and attorney's fees incurred by Bank, with release of all errors. Undersigned waives all laws exempting real or personal property from execution.

     Witness the due execution hereof, under seal, intending to be legally bound this 16th day of March, 1998.


                                   BECAN DISTRIBUTORS, INC.



                                   By:  /s/ WILLIAM LAGAMBA     (Seal)
                                        ---------------------------
                                        Name:  William LaGamba
                                        Title: President

Attest:



/s/ WILLIAM LAGAMBA, PRESIDENT
-----------------------------------
Name, Title:

(CORPORATE SEAL)

               Business Address:
               275 Curry Hollow Road
               Pittsburgh, PA 15236


                                        MELLON BANK, N.A.



                                        By:  /s/ SCOTT A. BIDDLE
                                             ---------------------------
                                        Name:  Scott A. Biddle
                                        Title: AVP

                                        Business Address:

                                        6400 Steubenville Pk.
                                        --------------------------------
                                        Pittsburgh, PA 15205
                                        --------------------------------

LOAN AGREEMENT                                          [MELLON BANK LOGO]
-------------------------------------------------------------------------------

BECAN DISTRIBUTORS, INC. ("Borrower") has requested Mellon Bank, N.A.
("Bank") to make loan(s), extend discretionary line(s) of credit, or otherwise extend credit accommodations(s) (the "Borrowings") to Borrower, and Bank has agreed to make or extend such loan(s), discretionary line(s) of credit or extension(s) of credit to Borrower upon the following terms and conditions. The Borrowings shall be evidenced by such notes, instruments or other documents ("Notes") as may be requested from time to time by Bank, and Borrower agrees to comply with the terms contained herein and in any written supplement now or hereafter executed by Borrower in which reference to this Agreement is made.

1. REPRESENTATIONS AND WARRANTIES. In addition to the representations and warranties contained in the Notes, Borrower hereby makes the following representations and warranties which shall be true and correct on the date hereof and shall continue to be true and correct at the time of the creation of any of the Borrowings and until the Borrowings shall have been paid in full:

(a) ORGANIZATION--CORPORATION AND PARTNERSHIP. If Borrower is a corporation or a partnership, Borrower is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which Borrower is incorporated or was formed; Borrower has the power and authority to own its properties and assets, to carry on its businesses as now being conducted and is qualified to do business in every jurisdiction in which it is required to qualify to do business;

(b) VALIDITY AND BINDING NATURE. Borrower has the power to execute, deliver, and perform this Agreement, the Notes, and to execute and deliver any other documents evidencing or relating to the Borrowings; and when executed and delivered, this Agreement, the Notes and such documents will be valid and binding obligations of Borrower, enforceable in accordance with their terms; provided, however, that this representation with respect to enforceability is limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors' rights.

(c) DUE AUTHORIZATION--CORPORATION AND PARTNERSHIP. The execution, delivery and performance of this Agreement, the Notes and any other documents evidencing or relating to the Borrowings, have been duly authorized by all corporate or partnership action required for the lawful creation and issuance of such documents and will not violate any provisions of law, any order of any court or governmental agency, the charter documents and by-laws of, or partnership agreement of Borrower.

(d) CONFLICTING INSTRUMENTS. The execution, delivery and performance of this Agreement, the Notes and any other documents evidencing or relating to the Borrowings will not violate any provisions of any indenture, agreement, or other instrument to which Borrower or any of Borrower's properties or assets are bound, and will not be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower.

(e) AUTHORIZATION AND CONSENTS. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign is necessary to the valid execution and delivery of this Agreement, the Notes or any other documents evidencing or relating to the Borrowings.

(f) FINANCIAL CONDITION. The most recent financial statements of Borrower delivered to the Bank are true and correct and represent fairly its financial position as of the date thereof; and the results of its operations for the period indicated; and show all known liabilities, direct or contingent, of Borrower as of the date thereof. Since the date of such financial statements, there has been no material adverse change in the condition, financial or otherwise, of Borrower or in the business and properties of Borrower and, since such date, Borrower has not incurred, other than in the ordinary course of business, any indebtedness, liabilities, obligations or commitments, contingent or otherwise.

(g) LITIGATION. Except as previously disclosed in writing to Bank prior to the date of this Agreement, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or to knowledge of Borrower, threatened by or against or affecting Borrower or any of its properties or rights of Borrower which, if adversely determined, would impair the right of Borrower to carry on its business substantially as now conducted or would adversely affect the financial condition, business or operations of Borrower.

(h) MISREPRESENTATION. Neither this Agreement nor any other document, statement, financial statement, or certificate furnished to Bank by or on behalf of Borrower in connection herewith, contains an untrue statement of a material fact with respect to the financial condition or properties of Borrower or omits to state a material fact necessary to make the statements contained therein not misleading or, insofar as Borrower can now foresee, may in the future materially adversely affect the financial condition or properties of Borrower which has not been set forth in this Agreement or in a document, statement, financial statement, or certificate furnished to Bank in connection herewith.

2. GENERAL COVENANTS. In addition to the covenants contained in the Notes, Borrower hereby covenants and agrees that, so long as any of the Borrowings are outstanding, Borrower shall, except as Bank may otherwise agree in writing:

(a) FINANCIAL STATEMENTS--ANNUAL. Furnish to Bank, within 90 days after the end of each fiscal year of Borrower, a financial statement of Borrower's profit and loss and surplus for such fiscal year and a balance sheet as of the end of such fiscal year, all in reasonable detail and REVIEWED BY AN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT NOT UNSATISFACTORY TO BANK.

(b) FINANCIAL STATEMENTS--OTHER. Furnish to Bank each financial statement required to be delivered to Bank by any supplement, addendum or amendment hereto, and such other information concerning the financial or business affairs of Borrower as may be requested by Bank from time to time.

(c) PROPERTY. Maintain and keep all its property in good repair, working order and condition and make or cause to be made all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments and improvements thereto so that the efficiency of all such properties shall at all times be properly preserved and maintained.

(d) TAXES AND ASSESSMENTS. Duly pay and discharge all taxes, assessments and governmental charges levied upon or assessed against it or against its properties or income prior to the date on which penalties are attached thereto, unless and except to the extent only that such taxes, assessments and charges shall be contested in good faith and by appropriate proceedings diligently conducted by Borrower (unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced) and provided that such reserve or their appropriate provisions, if any, as shall be required by generally accepted accounting principles shall have been made therefor.

(e) LITIGATION. Promptly give notice in writing to Bank of the occurrence of any material litigation, arbitration or governmental proceeding affecting Borrower, and of any governmental investigation or labor dispute pending or, to the knowledge of Borrower, threatened which could reasonably be expected to interfere substantially with normal operations of the business of Borrower or materially adversely affect the financial condition of Borrower.

(f) BOOKS AND RECORDS. Maintain and keep proper records and books of account in conformance with generally accepted accounting principles applied on a consistent basis in which full, true and correct entries shall be made of all its dealings and business affairs.

(g) ACCESS TO PROPERTIES, BOOKS AND RECORDS. Permit any of the officers, employees or representatives of Bank to visit and inspect any of the properties of Borrower and to examine its books and records and discuss the affairs, finances and accounts of Borrower with representatives thereof, during normal business hours, and as often as Bank may request.

(h) FINANCIAL INFORMATION--GUARANTORS. Cause any third party guarantor of the Borrowings to submit annually or at any time there is a material change in their financial position, personal or business financial statements containing such financial information as may be requested by Bank from time to time.

(i) OTHER OBLIGATIONS. Maintain all obligations of Borrower in whatsoever manner incurred, including but not limited to obligations for borrowed money or for services or goods purchased by Borrower, in a current status.

(j) CONTINUANCE OF BUSINESS. Not engage in any line of business other than those in which it is actively engaged in on the date hereof.

(k) SALE OF ASSETS. Except for sales or other dispositions of inventory in the ordinary course of business, not sell, lease, transfer, or otherwise dispose of in a single transaction, or a series of related transactions, all or a substantial part of the property and assets of Borrower, whether now owned or hereafter acquired, to any person, firm or corporation.

(l) ACQUISITION OF ASSETS. Not purchase or otherwise acquire all or substantially all of the operating assets of any other person, firm or corporation and, if Borrower is a corporation, not merge or consolidate with or into any other person, firm or corporation, or permit any other person, firm or corporation to merge with or into it, or acquire all or substantially all of the property or assets of any other person, firm or corporation.

(m) SELLING ACCOUNTS RECEIVABLE. Not sell, assign or discount any of its accounts receivable or any promissory note held by it, with or without recourse, other than the discount of such receivables or notes in the ordinary course of business for collection.

(n) RETIREMENT OF OUTSTANDING STOCK. Not purchase, redeem or retire or make any distribution on account of, if Borrower is a corporation, any shares of the capital stock of Borrower or if Borrower is a partnership, any capital account of any partner of such partnership.

(o) AFFILIATED ENTITIES. Not establish any partnership, subsidiary, corporation, joint venture or other form of business combination.

(p) INSURANCE. Keep all insurable property, real and personal, now owned or hereafter acquired, insured at all times against loss or damage by fire and extended coverage risks and other hazards of the kinds customarily insured against and in amounts customarily carried by businesses engaged in comparable businesses and comparably situated; effect all such insurance under valid and enforceable policies issued by insurers of recognized responsibility not unacceptable to Bank; and, promptly from time to time upon request of Bank, deliver to Bank a summary schedule indicating all insurance then in effect.

(q) INVESTMENTS. Not purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any investment or capital contribution or acquire any interest whatsoever in any other person, firm or corporation or permit to exist any loans or advances for such purposes except for investments in direct obligations of the United States of America or any agency thereof, obligations guaranteed by the United States of America, certificates of deposit issued by a bank or trust company organized under the laws of the United States, or any state thereof, or marketable securities which are publicly traded on a nationally recognized market.

(r) PATENTS. Preserve and protect its patents, franchises, licenses, trademarks, trademark rights, tradenames, tradename rights, and copyrights used or useful in the conduct of its business.

(s) GUARANTEES AND CONTINGENCIES. Not endorse, assume, guarantee, become surety for, or otherwise become or remain liable in connection with the obligations of any person, firm or corporation except Borrower may endorse negotiable or other instruments for deposit or collection or similar transactions in the ordinary course of its business.

(t) TRANSACTIONS WITH AFFILIATES. Not enter into any transaction, including, without limitation, the purchase, sale, leasing or exchange of property, real or personal, or the rendering of any service, with any person, firm or corporation affiliated with Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to Borrower than would be obtained in a comparable arm's-length transaction with any other person, firm or corporation not affiliated with Borrower.

(u) MODIFICATIONS TO OTHER AGREEMENTS. Not amend or modify any existing agreement with any person, firm or corporation in any manner materially adverse to Borrower.

(v) NOTICE OF EVENT OF DEFAULT. Promptly give notice in writing to Bank of the occurrence of any event of default and of any condition, event, act or omission which, with the giving of notice or the lapse of time or both, would constitute an event of default hereunder or under the Notes, or under any agreement or document securing, evidencing or relating to the Notes.

(w) EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974 (ERISA). As soon as possible and in any event within 30 days after Borrower knows or has reason to know that any reportable event has occurred with respect to any plan subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA") or that the Pension Benefits Guaranty Corporation ("PBGC") has instituted or will institute proceedings under Title IV of ERISA, as amended, to terminate any such plan, deliver to Bank a certificate of the principal financial officer of Borrower setting forth details as to such reportable event and the action Borrower proposes to take with respect thereto, together with a copy of any notice of such reportable event that may be required to be filed with PBGC, or any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such plan is to be terminated, as the case may be; for all purposes of this paragraph, Borrower shall be deemed to have all knowledge or knowledge of all facts attributable in the administrator of such plan.

3. MATERIAL ADVERSE CHANGE. It shall be an event of default under the Notes, if a material adverse change occurs in the financial or business condition of Borrower as determined by Bank, such determination being conclusive if made in good faith. Upon the occurrence of such event of default, Bank shall be entitled to exercise any of the rights and remedies provided in any of the Notes or in any separate security, guaranty or suretyship agreement relating to or securing any of the Notes.

4. GENERAL PROVISIONS.

(a) WAIVERS. The provisions of this Agreement may from time to time be waived in writing by Bank in its sole discretion. Any such waiver of any kind on the part of Bank of any breach or default under this Agreement or any waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent set forth in such writing. No delay by Bank in exercising any right or remedy hereunder shall operate as a waiver thereof.

(b) FINANCIAL COVENANTS. Compliance or non-compliance with all financial covenants of Borrower contained herein, or in any supplement, addendum or amendment hereto, shall be determined in accordance with generally accepted accounting principles applied on a consistent basis. All financial statements of Borrower required to be delivered to Bank hereby, or by any written supplement now or hereafter executed by Borrower in which reference to this Agreement is made, shall be prepared on the basis of generally accepted accounting principles applied on a consistent basis.

(c) BINDING NATURE. The rights and privileges of Bank contained in this Agreement shall inure to the benefit of its successors and assigns, and the duties of Borrower shall bind all heirs, personal representatives, successors, and assigns. "Borrower" refers individually and collectively to all signers of this Agreement, including, in the case of any partnership, all general partners of such partnership individually and collectively, whether or not such partners sign below. Each of the signers shall be jointly and severally bound by the terms hereof, and, with respect to any partnership executing this Agreement, each general partner shall be bound hereby both in such general partner's individual and partnership capacities.

(d) GOVERNING LAW. Time of performance hereunder is of the essence of this Agreement. This Agreement and any written supplement hereto executed by Borrower in which reference to this Agreement is made shall in all respects be governed by the laws of the state where the Notes are payable (except to the extent that federal law governs).

(c) SEVERABILITY. If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it. The descriptive headings hereof are for convenience only and shall not in any way affect the meaning or construction of any provision hereof.

5. SPECIAL COVENANTS. In addition to the covenants contained herein or in the Notes, Borrower hereby agrees that, so long as any of the Borrowings are outstanding, Borrower shall, except as Bank may grant its prior written consent, comply with the special provisions or covenants set forth in any written supplement, now or hereafter executed by Borrower, in which reference to this Agreement is made. Further, Borrower hereby acknowledges that some or all of the Borrowings may be discretionary on the part of Bank and/or may be payable upon demand of Bank. In this regard, it is hereby agreed and acknowledged by Borrower that nothing contained in this Agreement, the Notes or in any such written supplement hereto now or hereafter executed by Borrower shall in any way modify, limit, diminish, negate or eliminate the demand and/or discretionary features or aspects of any Borrowing.

--------------------------------------------------------------------------------

SIGNATURES
Witness the due execution hereof intending to be legally bound the 16th day of March 1998

-------------------------------------------------------------------------------
                                            Corporation or Other Entity
                                            BECAN DISTRIBUTORS, INC.
Attest/Witness:                             By: (Signature/Title)

/s/ WILLIAM LAGAMBA                         /s/ WILLIAM LAGAMBA, President
-------------------------------------       ------------------------------
Business Address:                           By: (Signature/Title)

275 CURRY HOLLOW ROAD                       X                      (Seal)
PITTSBURGH, PA 15236                        -----------------------------

                                            By: (Signature/Title)

                                            X                      (Seal)
                                            -----------------------------

                                            By: (Signature/Title)

                                            X                      (Seal)
(Corporate Seal)                            -----------------------------

The following constitutes the special provisions and/or special covenants and/or modifications referred to in that Loan Agreement dated March 16, 1998 (the "Loan Agreement") covering the Borrowings (as that term is defined in the Loan Agreement) of the undersigned (the "Borrower") from Mellon Bank, N.A. ("Bank"). The following shall supersede any special provision or covenant contained in any prior Supplement to Loan Agreement and shall be applicable to all Borrowings in existence on the date hereof or incurred hereafter.

1. The provisions of this Supplement shall, as of the date hereof, be deemed to be fully incorporated by reference in, constitute a part of, and supplement the provisions of, the Loan Agreement, which, except as supplemented hereby, shall continue in full force and effect in accordance with its terms and conditions.

2. Borrower hereby covenants and agrees that, so long as any Borrowings are outstanding, Borrower shall, except as Bank may grant its prior written consent:

     A) FURNISH TO BANK, WITHIN 45 DAYS AFTER THE END OF EACH QUARTER OF EACH FISCAL YEAR OF BORROWER, A STATEMENT OF BORROWER'S PROFIT AND LOSS FOR SUCH PERIOD AND A BALANCE SHEET AS OF THE END OF SUCH PERIOD, ALL IN REASONABLE DETAIL AND PREPARED ON AN UNAUDITED BASIS.

     B) FURNISH OR CAUSE TO BE FURNISHED TO BANK, AT SUCH TIMES AS ARE REQUESTED BY BANK BUT IN ANY EVENT AT LEAST ONCE DURING EACH TWELVE MONTH PERIOD, A PERSONAL FINANCIAL STATEMENT OF GUARANTOR'S INCOME AND A BALANCE SHEET, ALL IN REASONABLE DETAIL AND IN FORM AND CONTENT SATISFACTORY TO BANK IN ITS SOLE DISCRETION. BORROWER AGREES, UPON BANK'S REQUEST, TO PROVIDE OR CAUSE TO BE PROVIDED SUCH INFORMATION ON BANK'S FINANCIAL STATEMENT FORMS, WHICH SHALL BE COMPLETED IN THEIR ENTIRETY AND SIGNED BY GUARANTOR. AS USED IN THIS PARAGRAPH, "GUARANTOR" (WHETHER ONE OR MORE) SHALL MEAN: WILLIAM LAGAMBA AND JUGAL K. TANEJA.

     C) FURNISH OR CAUSE TO BE FURNISHED TO BANK, WITHIN 30 DAYS AFTER THE FILING THEREOF, A TRUE AND CORRECT COPY OF ALL FEDERAL INCOME TAX RETURNS, INCLUDING ALL SCHEDULES AND ATTACHMENTS, FILED BY GUARANTOR WITH THE INTERNAL REVENUE SERVICE. AS USED IN THIS PARAGRAPH, "GUARANTOR" (WHETHER ONE OR MORE) SHALL MEAN: WILLIAM LAGAMBA AND JUGAL K. TANEJA.

     D) FURNISH TO BANK, WITHIN 90 DAYS AFTER THE END OF EACH FISCAL YEAR OF CARNEGIE CAPITAL, LTD., A FINANCIAL STATEMENT OF CARNEGIE CAPITAL, LTD.'S PROFIT AND LOSS AND SURPLUS FOR SUCH FISCAL YEAR AND A BALANCE SHEET AS OF THE END OF SUCH FISCAL YEAR ALL IN REASONABLE DETAIL AND COMPILED BY AN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT NOT UNSATISFACTORY TO BANK.

     E) MAINTAIN AT ALL TIMES A RATIO OF BORROWER'S TOTAL LIABILITIES (LESS SUBORDINATED DEBT) TO TANGIBLE NET WORTH (PLUS SUBORDINATED DEBT) OF NOT MORE THAN 3.75 TO 1.

     F) MAINTAIN AT ALL TIMES A RATIO OF BORROWER'S CASH FLOW (DEFINED AS THE SUM OF NET PROFIT BEFORE TAX PLUS INTEREST) FOR EACH FISCAL YEAR TO INTEREST EXPENSE (DEFINED AS THE SUM OF ALL SCHEDULED PAYMENTS OF INTEREST COMING DUE ON ALL INDEBTEDNESS) DUE IN SUCH FISCAL YEAR OF NOT LESS THAN 3.0 TO 1.

     G) FURNISH TO BANK, ON OR BEFORE THE 15TH DAY OF EACH MONTH, (I) A LISTING AND AGING OF BORROWER'S ACCOUNTS RECEIVABLE AS OF THE END OF THE PREVIOUS MONTH, AND (II) A DESCRIPTION OF BORROWER'S INVENTORY AS OF THE END OF THE PREVIOUS MONTH, AND (III) A BORROWING BASE CERTIFICATE IN THE FORM ATTACHED HERETO AS EXHIBIT "A", ALL IN REASONABLE DETAIL, IN FORM AND CONTENT SATISFACTORY TO BANK.

Witness the due execution hereof intending to be legally bound this 16th day of March 1998.

                                           Corporation or Other Entity:
                                           BECAN DISTRIBUTORS, INC.
Attest/Witness:                            By: (Signature/Title)

/s/ WILLIAM LAGAMBA                      X /s/ WILLIAM LAGAMBA, President (Seal)
-------------------------------------      ------------------------------
                                           By: (Signature/Title)
Business Address:
275 CURRY HOLLOW ROAD                     X                               (Seal)
PITTSBURGH, PA 15236                        -----------------------------
                                           By: (Signature/Title)

                                          X                               (Seal)
                                            -----------------------------
                                           By: (Signature/Title)

                                          X                               (Seal)
                                            -----------------------------
(Corporate Seal)